Exhibit 99.2

JOHNSON FISTEL, LLP

Frank J. Johnson, Esq. (SBN 174882)

FrankJ@johnsonfistel.com

Phong L. Tran, Esq. (SBN 204961)

PhongT@johnsonfistel.com

Chase M. Stern (SBN 290540)

ChaseS@johnsonfistel.com

655 West Broadway, Suite 1400

San Diego, CA 92101

Telephone: (619) 230-0063

Facsimile: (619) 255-1856

Attorneys for Lead Plaintiff Dennis Palkon

[Additional counsel appear on signature page]

SUPERIOR COURT OF THE STATE OF CALIFORNIA

COUNTY OF SANTA CLARA

IN RE QUANTUM CORP. DERIVATIVE	)	Lead Case No. 18CV328139
LITIGATION	)	(Consolidated with No. 18CV328572)
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	)	Assigned for all Purposes to:
	)	Hon. Thomas E. Kuhnle, Dept. 5
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This Document Relates To:	)	STIPULATION AND AGREEMENT OF
	)	SETTLEMENT
ALL ACTIONS.	)
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STIPULATION AND AGREEMENT OF SETTLEMENT

STIPULATION AND AGREEMENT OF SETTLEMENT

This Stipulation and Agreement of Settlement dated ___________, 2019 (the “Stipulation”), is made and entered into by and among the following parties and by and through their respective counsel: (i) Lead Plaintiff Dennis Palkon (“Plaintiff”), who commenced the above-captioned litigation in the Superior Court of California, County of Santa Clara, Case No. 18cv328572 (the “Palkon Action”), on behalf of Quantum Corporation (“Quantum” or the “Company”) against certain members of its Board of Directors (“Board”) and senior officers of the Company; (ii) Fuad Ahmad, Jon W. Gacek, Adalio Sanchez, Raghavendra Rau, Alex Pinchev, Clifford Press, Marc E. Rothman, and Eric Singer (collectively, the “Individual Defendants”); and (iii) Nominal Defendant Quantum (together with the Individual Defendants, the “Defendants,” and together with Plaintiff and the Individual Defendants, the “Settling Parties”). The Stipulation is intended by the Settling Parties to fully, finally, and forever resolve, discharge, and settle the Released Claims1 upon Court approval and subject to the terms and conditions hereof.

I. BRIEF OVERVIEW OF THE QUANTUM DERIVATIVE LITIGATION

The derivative litigation brought on behalf of Quantum against the Individual Defendants originally involved two cases before the Santa Clara County Superior Court: Timothy Munn v. Jon W. Gacek, et al., Case No. 18cv328139, filed on May 11, 2018 (the “Munn Action”),2 and the Palkon Action, filed on May 22, 2018.

On August 30, 2018, the Court entered an Order consolidating the Munn Action and Palkon Action and setting a briefing schedule for motions to appoint lead plaintiff and lead counsel.

On September 13, 2018, Plaintiffs Munn and Palkon each moved for appointment of Lead Plaintiff and approval of their selection of counsel as Lead Counsel. The briefing for the appointment of Lead Plaintiff/Lead Counsel was completed on October 4, 2018.

[1]	All capitalized terms not otherwise defined herein shall have the meanings ascribed to them in ¶ V.1. herein.
[2]

In addition to the Individual Defendants, the Munn Action was also filed against former Quantum Board members Patrick Dennis, Robert Andersen, Paul R. Auvil III, Louis DiNardo, Dale L. Fuller, David A. Krall, Gregg J. Powers, and David E. Roberson (collectively, the “Former Directors”).

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On or about November 1, 2018, the Court issued a tentative order indicating that it was inclined to appoint Plaintiff Palkon as Lead Plaintiff and his counsel Johnson Fistel, LLP as Lead Counsel. Following the Court’s tentative order and before hearing on the matter, Plaintiff Munn agreed to withdraw his competing motion for appointment as Lead Plaintiff and to approve his selection of Co-Lead Counsel. That agreement was subsequently memorialized in a stipulation filed with the Court on November 8, 2018 and formally entered by the Court on November 9, 2018.

On November 30, 2018, Plaintiff Munn filed a request for voluntary dismissal of the Munn Action without prejudice, which the Court granted on December 3, 2018. Although he previously alleged that a litigation demand on the Company’s Board of Directors would have been a futile act, on December 12, 2018, Munn made a written demand on the Board of Directors to take action against certain of Quantum’s current and former directors and officers for allegedly breaching their fiduciary duties in connection with acts alleged in that demand, in the Munn Action, and in the Related Securities Class Action (as defined below in Part III and ¶ 1.19).

The Palkon Action alleges, inter alia, that during the period between at least April 1, 2016 through the present (the “Relevant Period”), Quantum’s Board and certain of the Company’s senior officers breached their fiduciary duties by causing Quantum to make materially false and misleading statements concerning the Company’s financial health, business operations, and growth prospects in its public filings and communications with investors and analysts, including misrepresentations concerning the Company’s disclosure controls and procedures, revenue recognition, and internal controls over financial reporting. The Palkon Action asserts claims against the Individual Defendants for breach of fiduciary duty, abuse of control, gross mismanagement, and unjust enrichment. As a result of the alleged wrongdoing, Plaintiff alleges that Quantum’s stock price traded at artificially inflated prices during the Relevant Period, and that when the truth about the false and misleading statements was revealed to the public on or about February 8, 2018 in a press release disclosing, among other things, that Quantum had received a subpoena from the U.S. Securities and Exchange Commission (“SEC”) relating to Quantum’s financial reporting (the “SEC Inquiry”), Quantum’s stock price suffered a market decline, causing Quantum to sustain significant damages, including losses to its market capitalization and harm to its reputation and goodwill.

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Plaintiff did not make a formal demand on the Company’s Board before filing the Palkon Action. Instead, Plaintiff alleges that a pre-suit demand on the Board would have been futile, thereby excusing him from any demand requirement.

Defendants deny Plaintiff’s allegations of wrongdoing and note that Quantum’s Articles of Incorporation exculpate the Company’s Board for breaches of fiduciary duty to the fullest extent allowed by Delaware law. Defendants assert that the Individual Defendants did not breach any fiduciary duties they owed to Quantum, engage in the alleged abuse of control or gross mismanagement, or receive any unjust enrichment, and that Plaintiff’s complaint contains no allegations demonstrating a breach of the duty of care or loyalty of or by any of the Individual Defendants or Former Directors. Defendants further contend Plaintiff has failed to allege facts sufficient to sustain a Caremark claim under Delaware law. Finally, Defendants contend Plaintiff has failed to allege facts sufficient to sustain claims for abuse of control, gross mismanagement, or unjust enrichment.

On December 14, 2018, counsel for Plaintiff and Defendants attended a Case Management Conference, at which time they requested the Court to adopt their proposed briefing schedule as it relates to the filing of an amended derivative complaint by Plaintiff, and a response thereto by Defendants, following Quantum’s completion and filing of a restatement of its previously filed financial statements as announced by Quantum in a Form 8-K filed with the SEC on September 14, 2018 (the “Restatement”). The Court adopted the parties’ proposed briefing schedule. No further status conference has been set.

II. SETTLEMENT NEGOTIATIONS

In or about early December 2018, in an effort to preserve the resources of the Settling Parties and the Court, counsel conferred about a potential settlement of the Palkon Action. On or about December 13, 2018, Plaintiff’s counsel submitted a detailed and confidential settlement demand outlining a proposed framework for settlement, which included, inter alia, detailed proposed corporate governance reforms.

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After service of Plaintiff’s settlement demand, the Settling Parties engaged in good faith, arm’s-length negotiations over the next several months, ultimately culminating in a definitive agreement to settle the Palkon Action in late-February 2019 on the terms and subject to the conditions set forth in this Stipulation (the “Settlement”).

III. CLAIMS OF PLAINTIFF AND BENEFITS OF SETTLEMENT

Plaintiff and his counsel believe the claims asserted in the Palkon Action have merit. Plaintiff’s entry into this Stipulation and Settlement is not intended to be and shall not be construed as an admission or concession concerning the relative strength or merit of the claims alleged. Nonetheless, Plaintiff and his counsel have concluded it is desirable that the Palkon Action be fully and finally settled in the manner and upon the terms and conditions set forth in this Stipulation. In so doing, Plaintiff and his counsel recognize the expense and length of continued proceedings necessary to prosecute the Palkon Action against the Individual Defendants through trial and any appeal(s). Plaintiff and his counsel also have taken into account the uncertain outcome and the risk of any litigation, especially in complex actions such as the Palkon Action, as well as the difficulties and delays inherent in such litigation. Plaintiff and his counsel also are mindful of the inherent problems of proof of, and possible defenses to, the claims asserted in the Palkon Action. Based on their investigation and evaluation (detailed below), Plaintiff and his counsel have determined that the Settlement set forth in this Stipulation is in the best interests of Quantum and its stockholders.

Plaintiff’s counsel have conducted an extensive investigation, including, inter alia: (i) reviewing Quantum’s press releases, public statements, SEC filings, and securities analysts’ reports and advisories about the Company; (ii) reviewing media reports about the Company; (iii) researching the applicable law with respect to the claims alleged in the Palkon Action and the potential defenses thereto; (iv) preparing and filing the Palkon Action; (v) reviewing and analyzing relevant pleadings in related litigation, including but not limited to the related securities fraud class action, Lazan v. Quantum Corporation, et al., (Lead) Case No. 3:18-cv-923 (N.D. Cal.) (the “Related Securities Class Action”), and evaluating the merits of, and Defendants’ liability in connection with, the Related Securities Class Action and the Palkon Action; (vi) reviewing the Company’s existing corporate governance policies and preparing an extensive settlement demand detailing proposed corporate governance reforms to strengthen the Company’s governance; (vii) participating in extensive, prolonged settlement discussions, in person, by telephone, and by email, with Defendants’ counsel; and (viii) negotiating this Stipulation and all exhibits hereto.

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Based on Plaintiff’s counsel’s thorough review and analysis of the relevant facts, allegations, defenses, and controlling legal principles, Plaintiff and his counsel believe the Settlement set forth in this Stipulation is fair, reasonable, and adequate, and confers substantial benefits upon Quantum and its stockholders. Specifically, the Settlement provides for, inter alia: (i) Board independence reforms, including appointment of Lead Independent Director, director term limits, meetings in executive session, stockholder meetings, and Board diversity; (ii) creation and maintenance of a Disclosure and Controls Committee; (iii) Audit Committee reforms; (iv) adoption of a Compensation Clawback Policy to address and remedy any future misconduct the Board will attribute, in whole or in part, to the Company’s CEO, CFO, or any other officer or director of the Company; (v) hiring and maintenance of a Compliance Officer charged with developing and maintaining compliance procedures; (vi) Director training, continuing education, evaluation and reporting, and annual self-assessments; (vii) adoption of a Confidential Whistleblower Program; and (viii) Code of Business and Ethics reforms. Based upon these reforms as well as Plaintiff’s counsel’s evaluation, Plaintiff has determined that the Settlement is in the best interests of Quantum and its stockholders, and has agreed to settle the Palkon Action upon the terms and subject to the conditions set forth herein.

IV. INDIVIDUAL DEFENDANTS’ DENIALS OF WRONGDOING AND LIABILITY

The Individual Defendants have denied, and continue to deny, any and all allegations of wrongdoing or liability asserted in the Palkon Action or otherwise. Without limiting the foregoing, the Individual Defendants have denied, and continue to deny, among other things, that they breached their fiduciary duties or any other duty owed to Quantum or its stockholders; committed or engaged in any violation of law or wrongdoing whatsoever; or that Plaintiff, Quantum, or its stockholders suffered any damage or were harmed as a result of any act, omission, or conduct by the Individual Defendants as alleged in the Palkon Action or otherwise. The Individual Defendants have further asserted, and continue to assert, that at all relevant times, they acted in good faith and in a manner that they reasonably believed to be in the best interests of Quantum and its stockholders.

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Defendants are entering into this Settlement solely to eliminate the uncertainty, distraction, disruption, burden, risk, and expense of further litigation. Pursuant to the terms set forth below, this Stipulation (including all of the exhibits hereto) shall in no event be construed as, or deemed to be evidence of, an admission or concession by the Individual Defendants with respect to any claim of fault, liability, wrongdoing, or damage whatsoever.

V. TERMS OF STIPULATION AND AGREEMENT OF SETTLEMENT

NOW, THEREFORE, IT IS HEREBY STIPULATED AND AGREED by and among Plaintiff (acting on his own behalf and derivatively on behalf of Quantum and its stockholders), by and through his attorneys of record, the Individual Defendants, and Quantum, by and through their respective attorneys of record, that in exchange for the consideration set forth below, the Palkon Action and Released Claims shall be fully, finally, and forever compromised, settled, discharged, relinquished, and released, and the Palkon Action shall be dismissed with prejudice as to all Defendants, upon and subject to the terms and conditions of this Stipulation, as follows:

1. Definitions

As used in this Stipulation, the following terms have the meanings specified below:

1.1 “Corporate Governance Reforms” means the measures set forth in Exhibit A attached hereto.

1.2 “Court” means the Superior Court of California, Santa Clara County.

1.3 “Current Quantum Stockholders” means any Person who owned Quantum common stock as of the date of the execution of this Stipulation and who continues to hold such Quantum common stock as of the date of the Settlement Hearing, excluding the Individual Defendants, the officers and directors of Quantum, members of their immediate families, and their legal representatives, heirs, successors, or assigns, and any entity in which the Individual Defendants have or had a controlling interest.

1.4 “Defendants” means, collectively, the Individual Defendants and Quantum.

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1.5 “Defendants’ Counsel” means Wilson Sonsini Goodrich & Rosati, P.C., as counsel to Quantum and the Individual Defendants other than Jon W. Gacek and Fuad Ahmad; Debevoise & Plimpton LLP, as counsel to Jon W. Gacek; and Bruch Hanna LLP, as counsel to Fuad Ahmad.

1.6 “Derivative Action” means the action styled Dennis Palkon v. Fuad Ahmad, et al., Case No. 18cv328572, pending in the Superior Court of California, Santa Clara County.

1.7 “Effective Date” means the first date by which all the events and conditions specified in ¶ 6.1 of this Stipulation have been met and have occurred.

1.8 “Fee and Expense Amount” shall have the meaning defined in ¶ 4.1 hereof.

1.9 “Final” means the date upon which the last of the following shall occur with respect to the Judgment approving this Stipulation, substantially in the form of Exhibit E attached hereto: (1) the expiration of the time to file a notice of appeal from the Judgment; (2) if an appeal has been filed, the Court of Appeal has either affirmed the Judgment or dismissed that appeal, and the time for any reconsideration or further appellate review has passed; or (3) if a higher court has granted further appellate review, that court has either affirmed the underlying Judgment or affirmed the Court of Appeal’s decision affirming the Judgment or dismissing the appeal. For purposes of this paragraph, an “appeal” shall not include any appeal challenging the award of the Fee and Expense Amount or the payment of any Service Award (as defined in ¶ 4.3 below). Any proceeding or order, or any appeal or complaint for a writ of certiorari pertaining solely to the Fee and Expense Amount, shall not in any way delay or preclude the Judgment from becoming Final.

1.10 “Judgment” means the Final Order and Judgment to be rendered by the Court, substantially in the form attached hereto as Exhibit E.

1.11 “Notice” means the Notice of Pendency of Proposed Settlement of Stockholder Derivative Action, substantially in the form attached hereto as Exhibit C.

1.12 “Person” or “Persons” means an individual, corporation, limited liability company, professional corporation, limited liability partnership, partnership, limited partnership, association, joint venture, joint stock company, estate, legal representative, trust, unincorporated association, government or any political subdivision or agency thereof, and any other business or legal entity, and each of their spouses, heirs, predecessors, successors, representatives, or assignees.

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1.13 “Plaintiff” means Dennis Palkon who commenced the Derivative Action in the Superior Court of California, Santa Clara County, Case No. 18cv328572.

1.14 “Plaintiff’s Counsel” means Johnson Fistel, LLP.

1.15 “Related Persons” means each of the Defendants and their past or present agents, attorneys, accountants, auditors, advisors, subsidiaries, insurers, co-insurers, reinsurers, spouses, immediate family members, heirs, executors, personal representatives, estates, administrators, trusts, successors, and assigns.

1.16 “Released Claims” means all claims, debts, disputes, demands, rights, actions or causes of action, liabilities, damages, losses, obligations, sums of money due, judgments, suits, amounts, matters, issues, and charges of any kind (including, but not limited to, any claims for interest, attorneys’ fees, expert or consulting fees, and any other costs, expenses, amounts, or liabilities whatsoever), and claims for relief of every nature and description whatsoever, known or Unknown (as defined in ¶ 1.24 below), whether fixed or contingent, accrued or unaccrued, liquidated or unliquidated, at law or in equity, matured or unmatured, foreseen or unforeseen, whether arising under federal or state statutory or common law, or any other law, rule, or regulation, whether foreign or domestic, that Plaintiff, Quantum, or any Quantum stockholder, derivatively on behalf of Quantum, (i) asserted in any of the complaints filed in the Derivative Action or the Munn Action, or (ii) could have asserted in any of the complaints filed in the Derivative Action or the Munn Action or in any other action or forum that arise out of, or are based upon, the SEC Inquiry, the Restatement, or any of the allegations, transactions, facts, matters, events, disclosures, non-disclosures, occurrences, representations, statements, SEC filings, practices, acts or omissions, alleged or referred to in any of the complaints filed in the Derivative Action or the Munn Action. Nothing herein shall in any way impair or restrict the rights of any Settling Party to enforce the terms of the Stipulation.

1.17 “Released Defendants’ Claims” means all claims, including Unknown Claims (as defined in ¶ 1.24 below), arising out of, relating to, or in connection with the institution, prosecution, assertion, settlement, or resolution of the Derivative Action, that Defendants (i) asserted in the Derivative Action or the Munn Action, or (ii) could have asserted in the

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Derivative Action or the Munn Action or in any other action or forum that arise out of, or are based upon, the SEC Inquiry, the Restatement, or any of the allegations, transactions, facts, matters, events, disclosures, non-disclosures, occurrences, representations, statements, SEC filings, practices, acts or omissions, alleged or referred to in any of the complaints filed in the Derivative Action or the Munn Action; provided, however, that the Released Defendants’ Claims shall not include any claims (i) by Quantum, any of its current or former directors, officers, employees, or any other Person for coverage under an insurance policy against the insurer(s) under such policy, or (ii) by any current or former officer, director, or employee of Quantum to enforce any rights to indemnification and advancement by Quantum, and that nothing herein shall in any way impair or restrict the rights of any Settling Party to enforce the terms of the Stipulation.

1.18 “Released Persons” means, collectively, each of the Individual Defendants, each of the Former Directors, Quantum, and each and all of the Related Persons of each of the Individual Defendants, each of the Former Directors, and Quantum. “Released Person” means, individually, any of the Released Persons.

1.19 “Related Securities Class Action” means the putative securities class action pending in the Northern District of California, styled Lazan v. Quantum Corporation, et al., (Lead) Case No. 3:18-cv-923 (N.D. Cal.).

1.20 “Settlement” means the agreement, terms, and conditions contained in this Stipulation, and its exhibits.

1.21 “Settlement Hearing” means any hearing or hearings at which the Court will consider final approval of the Settlement.

1.22 “Settling Parties” means, collectively, Plaintiff, Quantum, and each of the Individual Defendants.

1.23 “Summary Notice” means the summarized Notice substantially in the form of Exhibit D attached hereto.

1.24 “Unknown Claims” means any Released Claims that Plaintiff, Quantum, or a Quantum stockholder does not know or suspect to exist in his, her, or its favor at the time of the release of the Released Persons and that, if known by him, her, or it, would have materially

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affected his, her, or its settlement with, and release of, the Released Persons, or would have materially affected his, her, or its decision not to object to this Settlement. With respect to any and all Released Claims, the Settling Parties stipulate and agree that, upon the Effective Date, Plaintiff, Quantum, and its stockholders shall be deemed to have, and by operation of the Judgment shall have, expressly waived the provisions, rights, and benefits conferred by or under California Civil Code § 1542, or any other law of the United States or any state or territory of the United States, or principle of common law that is similar, comparable, or equivalent to § 1542, which provides:

A GENERAL RELEASE DOES NOT EXTEND TO CLAIMS THAT THE CREDITOR OR RELEASING PARTY DOES NOT KNOW OR SUSPECT TO EXIST IN HIS OR HER FAVOR AT THE TIME OF EXECUTING THE RELEASE AND THAT, IF KNOWN BY HIM OR HER, WOULD HAVE MATERIALLY AFFECTED HIS OR HER SETTLEMENT WITH THE DEBTOR OR RELEASED PARTY.

Plaintiff, Quantum, and each Quantum stockholder may hereafter discover facts in addition to or different from those which he, she, or it now knows or believes to be true with respect to the subject matter of the Released Claims, known or Unknown, suspected or unsuspected, contingent or non-contingent, whether or not concealed or hidden, which now exist, or heretofore have existed upon any theory of law or equity now existing or coming into existence in the future, including, but not limited to, conduct which is negligent, intentional, with or without malice, or a breach of any duty, law or rule, but Plaintiff, Quantum, and each Quantum stockholder shall expressly, fully, finally and forever settle and release, and upon the Effective Date and by operation of the Judgment shall have settled and released, fully, finally, and forever, any and all Released Claims as applicable without regard to the subsequent discovery or existence of such different or additional facts. The Settling Parties acknowledge, and the Quantum stockholders shall be deemed by operation of the Judgment to have acknowledged, that the foregoing waiver was separately bargained for and is a key element of the Settlement of which this release is a part.

1.25 “Quantum” or the “Company” means Quantum Corporation, a Delaware corporation with its headquarters in San Jose, California, including, but not limited to, its predecessors, successors, partners, joint ventures, subsidiaries, affiliates, divisions, and assigns.

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2. Adoption of Corporate Governance Reforms and Acknowledgement of Benefits Resulting from the Derivative Action

2.1 The Quantum Board will adopt, implement, and maintain the Corporate Governance Reforms upon the terms and conditions set forth in Exhibit A attached hereto within a period of one hundred twenty-five (125) calendar days from the Effective Date of the Settlement.

2.2 The Board will adopt resolutions and amend committee Charters and/or Bylaws, as appropriate, to ensure adherence to the terms of the Corporate Governance Reforms set forth in Exhibit A attached hereto, which will remain in effect for a period of no less than five (5) years following the Effective Date of the Settlement. If a corporate governance provision is eliminated or modified during that time period, a majority of the independent directors of the Board may adopt a substitute policy, procedure, or control designed to accomplish the goals of the measures that are the subject of this agreement if a majority of the independent directors of the Board determines in a good faith exercise of their business judgment that a policy, procedure, or control is unexpectedly and unnecessarily inefficient and expensive, or conflicts with any law, regulation, or rule to which the Company is subject. By entering into the Stipulation, Defendants certify that they are not currently aware of any such law, regulation, or rule to which the Company is subject that would trigger application of the foregoing provision.

2.3 Quantum and its Board acknowledge that the adoption, implementation, and maintenance of the Corporate Governance Reforms detailed in Exhibit A attached hereto confer substantial and material benefits upon the Company. Quantum and its Board further acknowledge that the initiation, prosecution, and resolution of the Derivative Action were the only factors for the implementation of the Corporate Governance Reforms detailed in Exhibit A attached hereto.

3. Notice and Approval

3.1 Within seven (7) calendar days of the last party’s execution of this Stipulation, Plaintiff shall submit this Stipulation, together with its exhibits, to the Court and shall apply for entry of an order (the “Preliminary Approval Order”), substantially in the form of Exhibit B attached hereto, requesting (i) preliminary approval of the Settlement set forth in this Stipulation; (ii) approval of the form and manner of providing Notice (as defined below in ¶ 3.2); and (iii) a date for the Settlement Hearing.

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3.2 Notice shall consist of the approved Notice of Pendency of Proposed Settlement of Stockholder Derivative Action (the “Notice”), which shall summarize the general terms of the Settlement set forth in this Stipulation and shall specify the date of the Settlement Hearing, substantially in the form attached hereto as Exhibit C.

3.3 Quantum shall undertake the administrative responsibility for publication of the Notice as set forth herein and shall be responsible for paying the costs and expenses related thereto. Within ten (10) calendar days after the entry of the Preliminary Approval Order, Quantum shall file a Form 8-K with the SEC which shall include, as attachments, the Notice itself and the Stipulation, and shall cause the Summary Notice to be published through the Investor’s Business Daily. That Form 8-K with attachments shall be made available on the Company’s website until the judgment becomes final. If additional notice is required by the Court, then the cost and administration of such additional notice will be borne exclusively by Defendants. The Settling Parties believe the content and manner of the Notice, as set forth in this paragraph, constitutes adequate and reasonable notice of the Settlement to all Persons entitled to receive such notice pursuant to applicable law and due process. Prior to the Settlement Hearing, Defendants shall file with the Court an appropriate affidavit or declaration with respect to the filing of the Notice and Stipulation via a Form 8-K with the SEC, the availability of such filing on the Company’s website, and the publication of the Notice through the Investor’s Business Daily.

3.4 The Settling Parties agree to request that the Court hold a Settlement Hearing in the Derivative Action within sixty (60) calendar days after Notice is given, during which the Court will consider and determine whether the Judgment, substantially in the form of Exhibit E attached hereto, should be entered (a) approving the terms of the Settlement as fair, reasonable, and adequate, and (b) dismissing with prejudice the Derivative Action against all Defendants.

3.5 Pending the Effective Date, the Settling Parties agree that all proceedings and discovery in the Derivative Action should continue to be stayed (with the exception of the proceedings necessary to effectuate the consummation and final approval of the Settlement) and not to initiate any other proceedings other than those related to the Settlement itself.

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4. Plaintiff’s Counsel’s Separately Negotiated Attorneys’ Fees and Expenses

4.1 After negotiating the principal terms of the Settlement, Plaintiff’s Counsel, Quantum, and the Individual Defendants, acting by and through their respective counsel, separately negotiated the attorneys’ fees and expenses that would be paid to Plaintiff’s Counsel in consideration for the substantial benefits conferred upon Quantum and its stockholders by the Settlement. In light of the substantial benefits conferred by Plaintiff’s Counsel’s efforts, which Quantum and the Board, including each of its independent, non-defendant directors, acting by unanimous resolution expressly acknowledge, and in light of the fact that the Settlement, including the agreed upon Fee and Expense Amount (defined herein), is, in all respects, fair, reasonable, and in the best interests of the Company and its stockholders, the Defendants’ insurer(s) agreed to pay $800,000.00 in attorneys’ fees and expenses, subject to Court approval (the “Fee and Expense Amount”), to Plaintiff’s Counsel.

4.2 Payment of the Fee and Expense Amount shall be paid into an escrow account controlled by Johnson Fistel, LLP within fifteen (15) business days of (i) the entry of an order from the reviewing Court preliminarily approving the Settlement, or (ii) the date on which Plaintiff’s Counsel provides sufficient written payment instructions to Wilson Sonsini Goodrich & Rosati, P.C., whichever is later, and shall be immediately releasable upon entry of an order granting final approval of the Settlement and approving the fees and expenses, notwithstanding the existence of any collateral attacks on the Settlement, including without limitation, any objections or appeals. As used in the immediately preceding sentence, the term “sufficient written payment instructions” shall include (a) bank name, (b) bank address, (c) account number, (d) account name, (e) SWIFT code, and (f) ABA number. In the event the Settlement is not approved, or is terminated, cancelled, or fails to become effective for any reason, including, without limitation, in the event the Order and Final Judgment is reversed or vacated or materially attacked, within ten (10) business days after written notification is sent by Wilson Sonsini Goodrich & Rosati, P.C.,

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Johnson Fistel, LLP shall refund the Fee and Expense Amount to the Defendants’ insurer(s) by wire transfer in accordance with the instructions to be provided by Wilson Sonsini Goodrich & Rosati, P.C. In the case of such a refund, the full Fee and Expense Amount, unreduced by any Service Award under ¶ 4.3, shall be refunded. Neither Quantum nor any other Released Persons shall have any obligations with respect to Plaintiff’s Counsel’s fees and/or expenses beyond the Fee and Expense Amount.

4.3 The Settling Parties further stipulate that Plaintiff may apply to the Court for a service award not to exceed $2,000.00 (“Service Award”) to be paid out of such Fee and Expense Amount awarded by the Court, and neither the Company nor the Individual Defendants will oppose any such award consistent with such limits.

4.4 The payment of the Fee and Expense Amount pursuant to ¶¶ 4.1 and 4.2 hereof shall constitute final and complete payment for Plaintiff’s Counsel’s attorneys’ fees and for the reimbursement of expenses and costs that have been incurred, or will be incurred, in connection with the Derivative Action.

5. Releases

5.1 Upon the Effective Date, Plaintiff (acting on his own behalf and derivatively on behalf of Quantum and its stockholders), Quantum, and any Person acting on behalf of Quantum or its stockholders, shall be deemed to have, and by operation of the Judgment shall have, fully, finally, and forever released, relinquished, and discharged and dismissed with prejudice the Released Claims against the Individual Defendants and each and all of the Released Persons. Nothing herein shall in any way impair or restrict the rights of any Settling Party to enforce the terms of this Stipulation.

5.2 Upon the Effective Date, Plaintiff (acting on his own behalf and derivatively on behalf of Quantum and its stockholders), Quantum, and any Person acting on behalf of Quantum or its stockholders, shall be forever barred and enjoined from commencing, instituting, or prosecuting any of the Released Claims against any of the Individual Defendants or any other Released Persons. Nothing herein shall in any way impair or restrict the rights of any Settling Party to enforce the terms of this Stipulation.

5.3 Upon the Effective Date, each of the Released Persons shall be deemed to have, and by operation of the Judgment shall have, fully, finally, and forever released, relinquished, and discharged the Released Defendants’ Claims against Plaintiff, Plaintiff’s Counsel, and all Current Quantum Stockholders (solely in their capacities as Quantum stockholders). Nothing herein shall in any way impair or restrict the rights of any Settling Party to enforce the terms of this Stipulation.

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6. Conditions of Settlement; Effect of Disapproval, Cancellation, or Termination

6.1 The Effective Date shall be conditioned on the occurrence of all of the following events:

a. Court approval of the method of providing Notice, substantially in the form of Exhibit C attached hereto;

b. dissemination of the Notice as set forth in ¶ 3.3;

c. entry of the Judgment, substantially in the form of Exhibit E attached hereto, approving the Settlement without awarding costs to any party, except as provided herein;

d. the payment of the Fee and Expense Amount and any Service Award in accordance with ¶¶ 4.1-4.3; and

e. the passing of the date upon which the Judgment becomes Final.

6.2 If any of the conditions specified above in ¶ 6.1 are not met, then this Stipulation shall be canceled and terminated subject to ¶ 6.3, unless counsel for the Settling Parties mutually agree in writing to proceed with this Stipulation.

6.3 If for any reason the Effective Date does not occur, the Judgment does not become Final, or if this Stipulation is canceled or terminated in accordance with its terms: (a) all Settling Parties shall be restored to their respective positions in the Derivative Action that existed immediately prior to the date of execution of this Stipulation; (b) all releases delivered in connection with this Stipulation shall be null and void, except as otherwise provided for in this Stipulation; (c) the Fee and Expense Amount paid to Plaintiff’s Counsel shall be refunded and returned within ten (10) business days after written notification is sent by Wilson Sonsini Goodrich

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STIPULATION AND AGREEMENT OF SETTLEMENT

& Rosati, P.C.; (d) the terms and provisions of this Stipulation (other than those set forth in ¶¶ V.1.1-V.1.25, V.6.2-V.6.3, and V.8.4-V.8.5 hereof) shall have no further force or effect with respect to the Settling Parties and shall not be used in the Derivative Action or in any other proceeding for any purpose; and (e) all negotiations, proceedings, documents prepared, and statements made in connection herewith shall be without prejudice to the Settling Parties, shall not be deemed or construed to be an admission by a Settling Party of any act, matter, or proposition, and shall not be used in any manner for any purpose (other than to enforce the terms remaining in effect) in the Derivative Action, or in any other action or proceeding.

6.4 No order of the Court, modification, or reversal on appeal of any order of the Court concerning the Fee and Expense Amount, Service Award, and interest awarded by the Court to Plaintiff’s Counsel shall constitute grounds for cancellation or termination of the Stipulation, affect the enforceability of the Stipulation, or delay or preclude the Judgment from becoming Final.

7. Bankruptcy

7.1 In the event any proceedings by or on behalf of Quantum, whether voluntary or involuntary, are initiated under any chapter of the United States Bankruptcy Code, including any act of receivership, asset seizure, or similar federal or state law action (“Bankruptcy Proceedings”), the Settling Parties agree to use their commercially reasonable best efforts to obtain all necessary orders, consents, releases, and approvals for effectuation of the Stipulation and Court approval of the Settlement in a timely and expeditious manner. By way of example only, the Settling Parties agree to cooperate in making applications and motions to the bankruptcy court, including, for relief from any stay, approval of the Settlement, authority to release funds, authority for the Defendants’ insurer(s) to disburse insurance proceeds consistent with the Stipulation, authority to release claims and indemnify officers and directors, and authority for the Court to enter all necessary orders and judgments, and any other actions reasonably necessary to effectuate the terms of the Settlement.

7.2 If any Bankruptcy Proceedings by or on behalf of Quantum are initiated prior to the payment of the Fee and Expense Amount, the Settling Parties agree to seek an order from the bankruptcy court presiding over such Bankruptcy Proceedings: (i) either lifting the automatic stay for the limited purpose of authorizing such payment, or finding that the payment of the Fee and

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STIPULATION AND AGREEMENT OF SETTLEMENT

Expense Amount by the Defendants’ insurer(s) under their respective policies or related compromise of coverage does not violate the automatic stay; and (ii) finding that the payment of the Fee and Expense Amount by the Defendants’ insurers under their respective policies or related compromise of coverage does not constitute utilization of estate proceeds and/or a preference, voidable transfer, fraudulent transfer, or similar transaction. In addition, in the event of any Bankruptcy Proceedings by or on behalf of Quantum, the Settling Parties agree that all dates and deadlines in the Derivative Action, if any, or any dates and deadlines associated with the appeal of the Derivative Action, if any, will be extended for such periods of time as are necessary to obtain necessary orders, consents, releases, and approvals from the bankruptcy court to carry out the terms and conditions of the Settlement.

8. Miscellaneous Provisions

8.1 The Settling Parties (a) acknowledge that it is their intent to consummate the terms and conditions of this Stipulation and (b) agree to cooperate to the extent reasonably necessary to effectuate and implement all terms and conditions of the Stipulation and to exercise their best efforts to accomplish the foregoing terms and conditions of the Stipulation expeditiously.

8.2 The Settling Parties intend this Settlement to be a final and complete resolution of all disputes between Plaintiff and Quantum and its stockholders, on the one hand, and the Released Persons, on the other hand, arising out of, based upon, or related to the Released Claims. The Settlement compromises claims that are contested and shall not be deemed an admission by any Settling Party or Released Person as to the merits of any claim, allegation, or defense. The Judgment shall contain a finding that, during the course of the litigation, the Settling Parties and their respective counsel at all times complied with the requirements of the California Code of Civil Procedure (“CCP”) and all other similar and/or applicable laws relating to the institution, prosecution, defense, or settlement of this Derivative Action. No Settling Party or Related Person of a Settling Party shall assert any claims for violation of any section of the CCP, or any other similar and/or applicable laws relating to the institution, prosecution, defense, or settlement of this Derivative Action. The Settling Parties agree that the Released Claims are being settled voluntarily after consultation with legal counsel who could assess the strengths and weaknesses of their respective clients’ claims or defenses.

17
STIPULATION AND AGREEMENT OF SETTLEMENT

8.3 Pending the Effective Date, the Settling Parties agree not to initiate any proceedings concerning the Released Claims other than those incident to the Settlement itself, provided, however, that Quantum, the Individual Defendants, and any Released Person may seek to prevent or stay any other action or claims brought seeking to assert any Released Claims.

8.4 Neither the Settlement, this Stipulation (including any exhibits attached hereto), nor any act performed or document executed pursuant to, or in furtherance of, the Stipulation or the Settlement (a) is, may be deemed to be, or may be offered, attempted to be offered, or used in any way as a concession, admission, or evidence of the validity of any Released Claims, or of any fault, wrongdoing, or liability of the Released Persons or Quantum or (b) is, may be deemed to be, or may be used as a presumption, admission, or evidence of, any liability, fault, or omission of any of the Released Persons in any civil, criminal, administrative, or other proceeding in any court, administrative agency, tribunal, or other forum. Neither this Stipulation nor the Settlement shall be admissible in any proceeding for any purpose, except to enforce the terms of the Settlement, and except that the Released Persons may file or use the Stipulation and/or the Judgment in any action that may be brought against them in order to support a defense or counterclaim based on principles of res judicata, collateral estoppel, full faith and credit, release, good faith settlement, standing, judgment bar or reduction, or any other theory of claim preclusion or issue preclusion, or similar defense or counterclaim.

8.5 All designations and agreements made, and orders entered, during the pendency of this Derivative Action relating to the confidentiality of documents or information shall survive this Settlement.

8.6 All exhibits to this Stipulation are material and integral parts hereof and are fully incorporated herein by this reference.

8.7 In the event that there exists a conflict or inconsistency between the terms of this Stipulation and the terms of any exhibit hereto, the terms of this Stipulation shall prevail.

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STIPULATION AND AGREEMENT OF SETTLEMENT

8.8 This Stipulation may be amended or modified only by a written instrument signed by, or on behalf of, all Settling Parties or their respective successors-in-interest.

8.9 This Stipulation shall be deemed drafted equally by all parties hereto.

8.10 This Stipulation and the exhibits attached hereto constitute the entire agreement among the Settling Parties and no representations, warranties, or covenants have been made to any Settling Party concerning the Stipulation and/or any of its exhibits, other than the representations, warranties, and covenants contained and memorialized in such documents. The Settling Parties agree that they intend to confer on all Released Persons the benefit of all releases and other protections set forth in ¶¶ 5.1 and 5.2 above. The Settling Parties agree that each of the Released Persons who is not a Settling Party is an express third-party beneficiary of those releases and other protections, and is entitled to enforce the terms of those releases and other protections to the same extent that such Released Persons who are not Settling Parties could enforce such terms if they were party to the Stipulation. All provisions in the Stipulation providing that nothing herein shall in any way impair or restrict the rights of any Settling Party to enforce the terms of the Stipulation are agreed to mean additionally that nothing herein shall in any way impair or restrict the rights of any Released Person who is not a Settling Party to enforce the terms of the Stipulation.

8.11 The Stipulation supersedes and replaces any prior or contemporaneous writing, statement, or understanding pertaining to the Derivative Action, and no parole or other evidence may be offered to explain, construe, contradict, or clarify its terms, the intent of the Settling Parties or their counsel, or the circumstances under which the Stipulation was made or executed.

8.12 It is understood by the Settling Parties that except for matters expressly represented herein, the facts or law with respect to which this Stipulation is entered into may turn out to be other than, or different from, the facts now known to each party or believed by such party to be true; each party therefore expressly assumes the risk of facts or law turning out to be different and agrees that this Stipulation shall be in all respects effective and not subject to termination by reason of any such different facts or law.

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STIPULATION AND AGREEMENT OF SETTLEMENT

8.13 Except as otherwise expressly provided herein, all parties, including all Individual Defendants, Quantum, Defendants’ Counsel, Plaintiff, and Plaintiff’s Counsel, shall bear their own fees, costs, and expenses.

8.14 Counsel for the Settling Parties are expressly authorized by their respective clients to take all appropriate actions required or permitted to be taken pursuant to the Stipulation to effectuate its terms and conditions.

8.15 Plaintiff represents and warrants that he has not assigned or transferred, or attempted to assign or transfer, to any Person any Released Claim or any portion thereof or interest therein.

8.16 Each counsel or other Person executing this Stipulation or any of its exhibits on behalf of any party hereto hereby represents and warrants that such Person has the full authority to do so.

8.17 This Stipulation shall be binding upon, and inure to the benefit of, the Settling Parties and the Released Persons, and their respective successors, assigns, heirs, spouses, marital communities, executors, administrators, trustees in bankruptcy, and legal representatives.

8.18 Any failure by any party to this Stipulation to insist upon the strict performance by any other party of any of the provisions of the Stipulation shall not be deemed a waiver of any of the provisions, and such party, notwithstanding such failure, shall have the right thereafter to insist upon the strict performance of any and all of the provisions of the Stipulation to be performed by such other party.

8.19 The Stipulation and the exhibits attached hereto may be executed in one or more counterparts. A facsimiled or PDF signature shall be deemed an original signature for purposes of this Stipulation. All executed counterparts, including facsimile and/or PDF counterparts, shall be deemed to be one and the same instrument. A complete set of counterparts, either originally executed or copies thereof, shall be filed with the Court.

8.20 Without affecting the finality of the Judgment entered in accordance with this Stipulation, the Court shall retain jurisdiction with respect to interpretation, implementation, and enforcement of the terms of the Stipulation and the Judgment, and the Settling Parties hereto submit to the jurisdiction of the Court for purposes of implementing and enforcing the Settlement embodied in the Stipulation, and the Judgment, and for matters arising out of, concerning, or relating thereto.

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STIPULATION AND AGREEMENT OF SETTLEMENT

8.21 This Stipulation and the exhibits attached hereto shall be considered to have been negotiated, executed, delivered, and wholly performed in the State of California, and the rights and obligations of the Settling Parties to the Stipulation shall be construed and enforced in accordance with, and governed by, the internal substantive laws of the State of California without giving effect to California’s choice-of-law principles.

8.22 The headings herein are used for the purpose of convenience only and are not meant to have legal effect.

8.23 Nothing in this Stipulation, or the negotiations relating thereto, is intended to or shall be deemed to constitute a waiver of any applicable privilege or immunity, including, without limitation, the attorney-client privilege, the joint defense privilege, or work product protection.

8.24 Without further order of the Court, the Settling Parties may agree to reasonable extensions of time to carry out any of the provisions of this Stipulation.

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STIPULATION AND AGREEMENT OF SETTLEMENT

IN WITNESS WHEREOF, the Settling Parties have caused the Stipulation to be executed by themselves and/or by their duly authorized attorneys.

Dated: April 2, 2019

/s/ FRANK J. JOHNSON
FRANK J. JOHNSON

Johnson Fistel, LLP
655 West Broadway, Suite 1400
San Diego, CA 92101
Telephone: (619) 230-0063
Facsimile: (619) 255-1856
FrankJ@johnsonfistel.com

Attorneys for Dennis Palkon

Dated: April 10, 2019

/s/ BORIS FELDMAN
BORIS FELDMAN

Wilson Sonsini Goodrich & Rosati, P.C.
650 Page Mill Road
Palo Alto, CA 94304
Telephone: (650) 858-4444
boris.feldman@wsgr.com

Attorneys for Quantum and the Individual Defendants other than Jon W. Gacek and Fuad Ahmad

Dated: April 4, 2019

/s/ JONATHAN R. TUTTLE
JONATHAN R. TUTTLE

Debevoise & Plimpton LLP
801 Pennsylvania Avenue NW
Washington, DC 20004
Telephone: (202) 383-8124
jrtuttle@debevoise.com

Attorneys for Jon W. Gacek

Dated: April 11, 2019	/s/ SANDRA M. HANNA
SANDRA M. HANNA

Bruch Hanna LLP
1099 New York Avenue, NW Ste. 500
Washington, DC 20001
Telephone: (202) 969-1632
shanna@bruch-hanna.com

Attorneys for Fuad Ahmad

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STIPULATION AND AGREEMENT OF SETTLEMENT

EXHIBIT A

I.	NO MONETARY CONTRIBUTION TO SETTLE THE SECURITIES ACTION

As a condition of this Settlement, Quantum’s corporate funds shall not be used to pay any settlement or judgment in the Related Securities Class Action, other than satisfying the retention/deductible for any relevant insurance policies. If any such corporate funds are used after the retention/deductible is exceeded, Defendants’ insurance carriers shall reimburse the Company for all such amounts or advance such funds to the Company for use in settling the Related Securities Class Action.

II.	CORPORATE GOVERNANCE REFORMS

The following Reforms are carefully tailored and specifically designed to prevent recurrence of the purported misconduct alleged in the Derivative Action that has damaged Quantum and its stockholders. The Reforms are also designed to strengthen the Board of Directors’ (the “Board”) oversight of Quantum’s operations, compliance, enterprise risks, financial reporting, and disclosures. The Reforms shall be implemented and maintained for a period of no less than five (5) years from the effective date of the settlement.

A.	Board of Directors

1.	Board Independence

The Company shall amend its Corporate Governance Principles to require that at least approximately three-fourths (3/4) of the Board (or five (5) of the seven (7) current Board members) be comprised of Independent Directors, as defined below. If the Company fails to comply with the independence requirements set forth herein due to one or more vacancies of the Board, or if one or more directors cease to be independent due to circumstances beyond their reasonable control, Quantum shall within thirty (30) calendar days regain compliance with these requirements.

In addition to the standards required by the New York Stock Exchange, a director will be deemed independent only if he or she:

a. has neither been employed by the Company or by any of its direct or indirect subsidiaries in any capacity within the last five (5) calendar years, other than in an interim capacity as an officer of the Company or any of its direct or indirect subsidiaries;

b. has not received, during the current calendar year or any of the three (3) immediately preceding calendar years, remuneration, directly or indirectly, other than de minimis remuneration (less than $5,000) as a result of service as: (i) an advisor, consultant, or legal counsel to the Company or to a member of the Company’s senior management; (ii) a significant supplier of the Company; or (iii) a significant customer of the Company;

c. has no personal service contracts with the Company, or any member of the Company’s senior management;

d. is not an employee or officer with a not-for-profit entity that receives contributions from the Company or the Company’s executive officers totaling the lesser of $100,000 or 1% of the charity’s total contribution in the preceding two (2) calendar years;

e. during the current calendar year or any of the three (3) immediately preceding calendar years, has not had any business relationship with the Company for which the Company has been required to make disclosure under Regulation S-K of the SEC, other than for service as a director or for which relationship no more than de minimis remuneration was received in any one such year;

f. is not employed by a private or public company at which an executive officer of the Company serves as a director;

g. has not had any of the relationships described in this Section’s subsections (a) through (f) above, with any direct or indirect subsidiary of the Company;

h. is not a member of the immediate family of any person described in this Section’s subsections (a) through (f) above; and

i. a director is deemed to have received remuneration (other than remuneration as a director, including remuneration provided to a non-executive Chairperson of the Board, Committee Chair, or Lead Independent Director), directly or indirectly, if remuneration, other than de minimis remuneration, was paid by Quantum or its direct or indirect subsidiaries, to any entity in which the director has a beneficial ownership interest of 5% or more, or to an entity by which the director is employed or self-employed other than as a director except for those directors that are employed or self-employed at academic institutions. Remuneration is deemed de minimis remuneration if such remuneration is $30,000 or less in any calendar year, or, if such remuneration is paid to an entity, it (i) did not for the calendar year exceed the lesser of $1 million, or 5% of the gross revenues of the entity; and (ii) did not directly result in a material increase in the compensation received by the director from that entity.

2.	Appointment of Lead Independent Director

As written, the Company’s current Corporate Governance Principles, adopted on October 29, 2018, provide that the Board, in its discretion, “may appoint a lead independent director.” The Corporate Governance Principles shall be amended to require the appointment of a Lead Independent Director, whose duties and responsibilities are outlined in the Company’s current Corporate Governance Principles, at any time that the Company’s Chairman of the Board is an employee of the Company. The Lead Independent Director position shall remain in effect until such time as the Chair of the Board is no longer an employee of the Company.

3.	Director Term Limits

No person shall serve as a member of the Quantum Board for more than ten (10) years. The term of any currently-serving Board member who is already over the ten-year limit shall be limited to two (2) additional years, assuming that person is not otherwise replaced as a Board member pursuant to the Reforms.

4.	Meetings in Executive Session

The Independent Directors of the Board shall meet in executive session at each regularly scheduled meeting of the Board, with a minimum requirement to meet at least four (4) times annually outside the presence of any director who serves as an officer of Quantum. The Independent Directors shall have the power to call for reporting from any business unit at the executive session, including without limitation, from audit and compliance segments.

5.	Stockholder Meetings

a. Absent extraordinary circumstances, all directors shall be required to attend the Company’s annual meeting of stockholders in person or by phone.

b. During the annual stockholder meeting, stockholders present in person shall have the right to ask questions, both orally and in writing, and receive answers where appropriate from the Chief Executive Officer (“CEO”) and members of the Board, regardless of whether such questions were submitted in advance.

c. Polls should remain open at the annual meeting until all agenda items have been discussed and stockholders have had an opportunity to ask and receive answers to questions concerning them.

d. The Company shall not adjourn a meeting for the purpose of soliciting more votes to enable management to prevail on a voting item, unless such adjournment is unanimously approved by the Board, including all independent directors.

6.	Board Diversity

The Company shall revise its Corporate Governance Principles to require the Board to consider diversity in its nomination process. Specifically, the Company shall consider underrepresented populations when seeking candidates for nomination to the Board, wherein each pool of candidates considered for nomination to the Board shall include at least one (1) woman and one (1) member of an underrepresented group, thereby ensuring that members of the populations underrepresented on the Board are considered for nomination to the Board with appropriate consistency.

B.	Creation of a Disclosure and Controls Committee

The allegations made in this Derivative Action include, among other things, that certain officers and directors of Quantum made and/or caused Quantum to make material misrepresentations about: (i) the Company’s recognition of revenue relating to certain transactions; (ii) the effectiveness of the Company’s disclosure controls and procedures; and (iii) the effectiveness of the Company’s internal controls over financial reporting.

In addition to the amendments to the Company’s Audit Committee Charter outlined below, we have examined the scope of and duties set forth in the Audit Committee Charter and, as part of any settlement, the Company shall create a Disclosure and Controls Committee (“D&C Committee”) to assure: (1) filings with the SEC that are accurate in all material respects; (2) adherence to proper accounting principles and standards; and (3) adequate internal controls concerning the Company’s audited financial statements. The mission of the D&C Committee will include establishing procedures and protocols at the Company to ensure that all of the Company’s SEC periodic reports and press releases containing earnings information are vetted for accuracy and for reviewing with management its ongoing compliance with these protocols and procedures.

No Board member shall serve on the D&C Committee. The D&C Committee members shall consist entirely of senior officers and/or representatives from the key functional areas of the Company.

The D&C Committee shall hold regular meetings prior to the preparation and filing of the Company’s annual and quarterly financial statements, as well as ad-hoc meetings from time to time as directed by the D&C Committee Chairperson. Representatives of the Company’s independent auditors, other personnel of the Company, and/or representatives of its outside advisors shall be invited to attend meetings of the D&C Committee, as deemed necessary or appropriate by the D&C Committee in performing its duties and responsibilities. The D&C Committee Chairperson shall report, at least quarterly, to the Audit Committee of the Board.

The D&C Committee shall create a charter for the D&C Committee which shall be posted on the Company’s website.

The responsibilities of the D&C Committee shall be to:

1. Establish controls and other procedures that are designed to ensure that information required to be disclosed by the Company in the periodic reports it files or submits under the Exchange Act and press releases containing earnings information, is recorded, processed, summarized, and reported accurately and within the time periods specified in the SEC’s rules and forms;

2. Design, implement, and monitor the effectiveness of the Company’s disclosure controls and procedures;

3. Evaluate the effectiveness of the Company’s disclosure controls and procedures as of the end of each fiscal quarter and year-end;

4. Review the Company’s Exchange Act filings (including Forms 10-Q, Forms 10-K, Forms 8-K reporting earnings, and proxy statements), registration statements, press releases containing earnings information, correspondence distributed to all stockholders, and presentations to analysts and investors;

5. Review each Exchange Act periodic report prior to filing with the SEC to assess the quality and completeness of the disclosures, and whether the report is accurate and complete in all material respects;

6. Report to and advise the CEO and Chief Financial Officer (“CFO”) with respect to the certifications they must provide for the Company’s quarterly and annual reports;

7. Evaluate the materiality of information and events relating to, or affecting, the Company and determine the timing and appropriate method of disclosure of information deemed material; and

8. Undertake any other duties or responsibilities as the CEO or CFO may, from time to time, prescribe.

C.	Amendments to Audit Committee Charter

The Audit Committee Charter shall be revised and amended as follows:

1. The Audit Committee shall oversee the work of the D&C Committee (described above). The Audit Committee shall meet separately with, and review reports from, management and the D&C Committee at least once each quarter, and more frequently if necessary, to effectively supervise the Company’s disclosure function and specific disclosure issues of particular importance;

2. The Audit Committee shall review with the D&C Committee any financial statements, including, but not limited to, any Form 10-Q, Form 10-K, Form 8-K (reporting earnings), or annual proxy statement issued by the Company, to ensure sufficient material risk disclosures. Prior to the issuance of earnings guidance, the Audit Committee shall review and approve any such guidance with the CEO and CFO to ensure that the proposed guidance has a reasonable basis and that all material risks and contingencies are properly disclosed;

3. The Audit Committee shall meet at least five (5) times annually, including meetings prior to commencement of the annual audit and prior to completion of the annual audit; and

4. The Audit Committee shall meet at least four (4) times annually in executive sessions at which management directors are not present, including prior to filing each quarterly report with the SEC on Form 10-Q.

D.	Compensation Clawback Policy

If Quantum is required under generally accepted accounting principles to prepare an accounting restatement to correct an accounting error on any future period interim or annual financial statement included in a report on Form 10-Q or 10-K, due to material noncompliance with any financial reporting requirement under the federal securities laws, the Board shall determine whether such restatement was caused by the knowing misconduct of the CEO or CFO.

The Company will implement a clawback policy, consistent with relevant law, that will include the following:

1. If the Board determines that knowing misconduct by the CEO or CFO has occurred and caused such restatement, it shall take the steps necessary to secure reimbursement from the responsible CEO or CFO of:

a. Any bonus or other incentive-based or equity-based compensation received by the responsible officer from Quantum during the 12-month period following the first public issuance or filing with the SEC (whichever first occurs) of the financial document embodying such error; and

b. Any net profits realized by the responsible officer from the sale of Quantum securities during that 12-month period.

2. Any monies recovered under this provision may be held in constructive trust for the benefit of Quantum, if the Board, in its discretion, determines that it is appropriate to do so.

3. This provision does not purport to limit Section 304 of the Sarbanes-Oxley Act in any way, but any monies recovered under this provision shall be deemed by Quantum to have been recovered under Section 304 of the Sarbanes-Oxley Act.

4. Any action taken pursuant to the clawback policy shall be disclosed by the Company in the Compensation Discussion and Analysis section of the Company’s annual proxy statement.

E.	Compliance Officer Position

The Board shall ensure the Company has a Compliance Officer, who shall report directly to the Corporate Governance and Nominating Committee of the Board. The individual selected to serve as Compliance Officer shall have experience in risk mitigation and may be the Company’s chief legal officer. The duties of the Compliance Officer include, but are not limited to, oversight and administration of the Company’s corporate governance policies, fostering a culture that integrates compliance and ethics into business processes and practices, and maintaining and monitoring a system for reporting and investigating potential compliance and ethics concerns. The Compliance Officer shall be responsible for managing and monitoring the Corporate Governance Principles and related programs already in place, and for assisting the Corporate Governance and Nominating Committee and the Board in fulfilling its oversight duties with regard to the Company’s compliance with the Corporate Governance Principles and applicable laws and regulations. In that regard, the Compliance Officer’s responsibilities shall include the following:

1. Working with the Corporate Governance and Nominating Committee to evaluate and define the goals of Quantum’s Corporate Governance Principles and related programs already in place in light of trends and changes in laws which may affect the Company;

2. Managing and overseeing Quantum’s Corporate Governance Principles and related programs already in place, implementing procedures for monitoring and evaluating the program’s performance, and communicating with, and informing, the Board regarding progress toward meeting program goals;

3. Advising Quantum’s Corporate Governance and Nominating Committee and acting as the liaison between management and the Board’s Corporate Governance and Nominating Committee, in which capacity the Compliance Officer shall: (i) be primarily responsible for assessing organizational risk for misconduct and noncompliance with applicable laws and regulations; (ii) report material risks relating to compliance issues to the Corporate Governance and Nominating Committee; and (iii) make recommendations for further evaluation and/or remedial action established by the Corporate Governance and Nominating Committee;

4. Reviewing Quantum’s draft quarterly and annual reports, filed on Forms 10-Q and 10-K, and related materials prior to their publication for accuracy, completeness, and timeliness of disclosures relating to compliance issues and material risks to Quantum’s compliance with applicable laws and regulations, and reporting any material issues that may merit disclosure to Quantum’s Corporate Governance and Nominating Committee;

5. Reviewing Quantum’s press releases and related materials prior to their publication for accuracy, completeness, and timeliness of disclosures relating to compliance issues and material risks to Quantum’s compliance with applicable laws and regulations, and reporting any material issues that may merit disclosure to Quantum’s Corporate Governance and Nominating Committee;

6. Preparing quarterly reports to the Corporate Governance and Nominating Committee evaluating Quantum’s compliance with applicable laws and regulations, and, where necessary, recommending remedial action;

7. Having the authority to engage an independent third-party consultant and/or service to assist in the assessment of internal risk;

8. Evaluating the adequacy of the Company’s internal controls over compliance, and developing proposals for improving these controls for submission to the Corporate Governance and Nominating Committee; and

9. Overseeing employee training in risk assessment and compliance.

F.	Director Training, Continuing Education, Evaluation and Reporting, and Annual Self-Assessment

The Company shall adopt the following practices to ensure the Board functions as effectively as possible:

1. Each director shall complete annual refresher training relating to accounting, disclosure, governance, compensation, or industry developments, which may be done in-house.

G.	Confidential Whistleblower Program

The Board shall require management to adopt written policies protecting whistleblowers’ confidentiality into Quantum’s whistleblower policy:

1. Employees shall be advised that they need not report concerns directly to the Company, and have the right to report concerns directly to the SEC, DOJ, and/or other applicable regulatory agencies (and have the right to hire their own lawyer to represent them in any such proceeding, at their own cost, if they so choose), and to advise employees that, in order to be entitled to a whistleblower bounty under SEC rules, the employee must either report directly to the SEC or report to the SEC within 120 days after reporting the matter internally to the Company;

2. Whistleblower complaints may be directed to the Audit Committee, D&C Committee, and/or the Company’s General Counsel, and (if requested) complaints will be handled by these parties anonymously;

3. If a whistleblower brings his or her complaint to an outside regulator or other governmental entity, he or she will be protected by the terms of the Whistleblower Program just as if he or she directed the complaint to the Audit Committee, D&C Committee, and/or the Company’s General Counsel; and

4. If an employee is subject to an adverse employment decision as a result of whistleblowing, the employee must file a complaint with the Department of Labor within 90 days of the alleged violation (a failure to report such claims within the 90-day window does not foreclose any other available legal remedies).

H.	Revisions to the Company’s Code of Business Conduct and Ethics

The Section in Quantum’s Code of Business Conduct and Ethics entitled “Public Reporting and Communications” shall be revised to include the following provisions:

1. “If you become aware of a failure by the Company to comply with accounting procedures mandated by the Federal Securities Laws, SEC rules, and any other applicable rules, regulations, or guidance, or if you, or anyone else you are aware of, are asked to discharge your/their respective duties in a manner that fails to comply with any such rules, regulations, or guidance, you shall immediately report the event to Quantum’s ethics committee via email to ethics.committee@quantum.com or, or by using Quantum’s confidential and anonymous reporting service, EthicsPoint, available at the following URL address, https://secure.ethicspoint.com/domain/en/default_reporter.asp.”

2. “If you are asked to improperly report revenue, or falsify any other records related to compliance with the SEC’s rules, regulations or guidance, or are aware of falsification by anyone else in the Company, you shall immediately report the event via Quantum’s ethics committee via email to ethics.committee@quantum.com or compliance@quantum.com, or by using Quantum’s confidential and anonymous reporting service, EthicsPoint, available at the following URL address, https://secure.ethicspoint.com/domain/en/default_reporter.asp.”

SUPERIOR COURT OF THE STATE OF CALIFORNIA

COUNTY OF SANTA CLARA

IN RE QUANTUM CORP. DERIVATIVE	)	Lead Case No. 18CV328139
LITIGATION	)	(Consolidated with No. 18CV328572)
)
	)	Assigned for all Purposes to:
	)	Hon. Thomas E. Kuhnle, Dept. 5
)
This Document Relates To:	)	EXHIBIT B – [PROPOSED] ORDER
	)	PRELIMINARILY APPROVING
ALL ACTIONS.	)	SETTLEMENT
)
)
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[PROPOSED] ORDER PRELIMINARILY APPROVING SETTLEMENT AND PROVIDING FOR NOTICE; Lead Case No. 18CV328139

WHEREAS, Court-appointed lead plaintiff Dennis Palkon (“Lead Plaintiff”), defendants Fuad Ahmad, Jon W. Gacek, Adalio Sanchez, Raghavendra Rau, Alex Pinchev, Clifford Press, Marc E. Rothman, and Eric Singer, and Nominal Defendant Quantum Corporation (“Quantum” or the “Company”), have made an application, for an order: (i) preliminarily approving the proposed settlement (the “Settlement”) of the above-captioned shareholder derivative action (the “Action”) in accordance with the Stipulation and Agreement of Settlement (the “Stipulation”), fully executed on March __, 2019, which, together with the exhibits annexed thereto, sets forth the terms and conditions of the proposed Settlement and for dismissal of the Action with prejudice upon the terms and conditions set forth therein; (ii) approving distribution of the Notice and Summary Notice attached to the Stipulation as Exhibits C and D, respectively; and (iii) scheduling a date for the Settlement Hearing (defined below), for the Court to consider and determine whether to approve the terms of the Settlement as fair, reasonable, and adequate, including the amount of attorneys’ fees and expenses for which Plaintiff’s Counsel has applied;

WHEREAS, all capitalized terms contained herein shall have the same meanings as set forth in the Stipulation (in addition to those capitalized terms defined herein); and

WHEREAS, this Court, having considered the Stipulation and the exhibits annexed thereto and having heard the arguments of the Parties.

NOW, THEREFORE, IT IS HEREBY ORDERED:

1. This Court does hereby preliminarily approve, subject to further consideration at the Settlement Hearing described below, the Stipulation and the Settlement set forth therein.

2. The Settlement Hearing shall be held before this Court on _____________ ___, 2019, at ____:_.m. at the Superior Court of California – Santa Clara County 191 North First Street, San Jose, California 95113, to determine: (i) whether the proposed Settlement of the Action on the terms and conditions provided for in the Stipulation is fair, reasonable, and adequate and in the best interests of Quantum and its shareholders; (ii) whether to approve the Fee and Expense Amount and Service Award; and (iii) whether the Final Order and Judgment attached as Exhibit E to the Stipulation should be entered herein.

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[PROPOSED] ORDER PRELIMINARILY APPROVING SETTLEMENT AND PROVIDING FOR NOTICE; Lead Case No. 18CV328139

3. The Court approves, as to form and content, the Notice (attached to the Stipulation as Exhibit C) and Summary Notice (attached to the Stipulation as Exhibit D) and finds that the distribution of the Notice and Summary Notice substantially in the manner and form set forth in ¶ 3.3 of the Stipulation meets the requirements of California law and due process, is the best notice practicable under the circumstances, and shall constitute due and sufficient notice of the matters set forth therein for all purposes to all Persons entitled to such notice.

4. Not later than ten (10) calendar days following entry of this Order, Quantum shall file a Form 8-K with the SEC which shall include, as attachments, the Notice itself and the Stipulation and shall cause the Summary Notice to be published through the Investor’s Business Daily.

5. At least seven (7) calendar days prior to the Settlement Hearing, Defendants’ Counsel shall file with the Court an appropriate affidavit or declaration with respect to providing the Notice in compliance with this Order.

6. All Current Quantum Stockholders shall be subject to and bound by the provisions of the Stipulation, the releases contained therein, and by all orders, determinations, and judgments, including the Judgment, in the Action concerning the Settlement.

7. Any Current Quantum Stockholder may enter an appearance in the action, at their own expense, individually or through counsel of their own choice. If they do not enter an appearance, they will be represented by Plaintiff’s Counsel.

8. Any Current Quantum Stockholder who wishes to object to the Settlement and/or show cause why it should not be approved, why the Judgment should or should not be entered thereon, or why the Fee and Expense Amount or the Service Award should not be awarded may appear at the Settlement Hearing to object to the settlement without filing or serving any papers and without providing any advance notice. If such person elects to file and serve papers supporting any such objection, such papers should state all reasons for the objection(s) and also: (a) state the case name and number: In re Quantum Corp. Derivative Litigation, Lead Case No. 18CV328139; (b) provide proof of current ownership of Quantum stock as well as documentary evidence of when such stock ownership was acquired; (c) clearly identify any and all evidence that would be presented at the Settlement Hearing in connection with such objection(s); (d) identify any case, by name, court, and docket number, in which the objector or his, her, or its attorney, if any, has objected to a settlement in the last three years; and (e) include a proof of service signed under penalty of perjury.

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[PROPOSED] ORDER PRELIMINARILY APPROVING SETTLEMENT AND PROVIDING FOR NOTICE; Lead Case No. 18CV328139

9. All written objections and accompanying materials, although not required, should be filed and served at least fourteen (14) calendar days prior to the Settlement Hearing as follows: (a) personally filed with the Clerk of the Court, Superior Court of California – Santa Clara County 191 North First Street, San Jose, California 95113, and (b) served by first class U.S. Mail on counsel for the Settling Parties.

10. Any Current Quantum Stockholder who does not make his, her, or its objection either by oral objection at the Settlement Hearing as provided above, or by written objection as provided above, or both shall be deemed to have waived such objection and shall forever be foreclosed from making any objection to the fairness, reasonableness, or adequacy of the proposed Settlement as set forth in the Stipulation, to the Fee and Expense Amount to Plaintiff’s Counsel, and Service Award to Plaintiff.

11. All papers in support of the Settlement and the Settling Parties’ responses to objections by Current Quantum Stockholders, if any, shall be filed with the Court and served at least seven (7) calendar days prior to the Settlement Hearing.

12. The Court retains jurisdiction over all proceedings arising out of or relating to the Stipulation and/or the Settlement.

13. If the Settlement is not approved by the Court, is terminated, or shall not become effective for any reason, the Action shall proceed, completely without prejudice to any party as to any matter of law or fact, as if the Stipulation had not been made and had not been submitted to the Court, and neither the Stipulation, any provision contained in the Stipulation, any action undertaken pursuant thereto, nor the negotiation thereof by any party shall be deemed an admission or offered or received in evidence at any proceeding in the Action or any other action or proceeding.

14. Without further order of the Court, the Settling Parties may agree to reasonable extensions of time to carry out any of the provisions of this Order or the Stipulation.

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[PROPOSED] ORDER PRELIMINARILY APPROVING SETTLEMENT AND PROVIDING FOR NOTICE; Lead Case No. 18CV328139

15. The Court may change the Settlement Hearing dates or times without further notice to former or Current Quantum Stockholders.

16. Pending final determination as to whether the Settlement as set forth in the Stipulation should be approved, all Current Quantum Stockholders are temporarily enjoined from commencing, prosecuting, pursuing, or litigating any Released Claim against any Released Persons.

IT IS SO ORDERED.

DATED:

JUDGE THOMAS E. KUHNLE
JUDGE OF THE SUPERIOR COURT

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[PROPOSED] ORDER PRELIMINARILY APPROVING SETTLEMENT AND PROVIDING FOR NOTICE; Lead Case No. 18CV328139

JOHNSON FISTEL, LLP

Frank J. Johnson, Esq. (SBN 174882)

FrankJ@johnsonfistel.com

Phong L. Tran, Esq. (SBN 204961)

PhongT@johnsonfistel.com

Chase M. Stern (SBN 290540)

ChaseS@johnsonfistel.com

655 West Broadway, Suite 1400

San Diego, CA 92101

Telephone: (619) 230-0063

Facsimile: (619) 255-1856

Attorneys for Lead Plaintiff Dennis Palkon

[Additional counsel appear on signature page]

SUPERIOR COURT OF THE STATE OF CALIFORNIA

COUNTY OF SANTA CLARA

IN RE QUANTUM CORP. DERIVATIVE	)	Lead Case No. 18CV328139
LITIGATION	)	(Consolidated with No. 18CV328572)
)
	)	Assigned for all Purposes to:
	)	Hon. Thomas E. Kuhnle, Dept. 5
)
This Document Relates To:	)	EXHIBIT C—NOTICE OF PENDENCY OF
	)	PROPOSED SETTLEMENT OF
ALL ACTIONS.	)	STOCKHOLDER DERIVATIVE ACTION
)
)
)
)
)
)

NOTICE OF PENDENCY OF PROPOSED SETTLEMENT OF STOCKHOLDER DERIVATIVE ACTION

TO:

ALL CURRENT RECORD HOLDERS AND BENEFICIAL OWNERS OF THE COMMON STOCK OF QUANTUM CORPORATION (“QUANTUM”) AS OF MARCH __, 2019 (“CURRENT QUANTUM STOCKHOLDERS”) (EXCLUDING DEFENDANTS) AND THEIR SUCCESSORS-IN-INTEREST

PLEASE READ THIS NOTICE CAREFULLY AND IN ITS ENTIRETY AS YOUR RIGHTS MAY BE AFFECTED BY PROCEEDINGS IN THE LITIGATION.

THIS NOTICE RELATES TO A PROPOSED SETTLEMENT OF STOCKHOLDER DERIVATIVE ACTIONS AND CLAIMS ASSERTED ON BEHALF OF QUANTUM.

IF THE COURT APPROVES THE SETTLEMENT AND DISMISSAL OF THE ACTIONS, STOCKHOLDERS OF QUANTUM AND QUANTUM WILL BE FOREVER BARRED FROM CONTESTING THE APPROVAL OF THE PROPOSED SETTLEMENT AND FROM PURSUING THE SETTLED CLAIMS.

THIS ACTION IS NOT A “CLASS ACTION.” THUS, THERE IS NO COMMON FUND UPON WHICH YOU CAN MAKE A CLAIM FOR A MONETARY PAYMENT.

YOU ARE HEREBY NOTIFIED that the above-captioned consolidated stockholder derivative action (the “Action”) is being settled on the terms set forth in the Stipulation of Settlement dated as of March __, 2019 (the “Stipulation”). This Notice is provided by Order of the Superior Court of the State of California, County of Santa Clara (the “Court”). It is not an expression of any opinion by the Court with respect to the truth of the allegations in the Action or the merits of the claims or defenses asserted by or against any party. It is solely to notify you of the terms of the proposed Settlement, and your rights related thereto. The Court has made no findings or determinations concerning the merits of the Action. Capitalized terms not otherwise defined shall have the definitions set forth in the Stipulation, which may be reviewed and downloaded at http://_______________.com.

I.	WHY THE COURT HAS ISSUED THIS NOTICE

Your rights may be affected by the settlement of the Action. The parties to the Action have agreed upon terms to settle the Action and have signed the Stipulation setting forth those settlement terms.

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NOTICE OF PENDENCY OF PROPOSED SETTLEMENT OF STOCKHOLDER DERIVATIVE ACTION

II.	SUMMARY OF THE ACTION

A.	Litigation History

The derivative litigation brought on behalf of Quantum against the Individual Defendants originally involved two cases before the Santa Clara County Superior Court: Timothy Munn v. Jon W. Gacek, et al., Case No. 18cv328139, filed on May 11, 2018 (the “Munn Action”), and Dennis Palkon v. Jon W. Gacek, Case No. 18CV328139, filed on May 22, 2018 (the “Palkon Action”).

On August 30, 2018, the Court entered an Order consolidating the Munn Action and Palkon Action and setting a briefing schedule for motions to appoint lead plaintiff and lead counsel.

On September 13, 2018, Plaintiffs Munn and Palkon each moved for appointment of Lead Plaintiff and approval of their selection of counsel as Lead Counsel. The briefing for the appointment of Lead Plaintiff/Lead Counsel was completed on October 4, 2018.

On or about November 1, 2018, the Court issued a tentative order indicating that it was inclined to appoint Plaintiff Palkon as Lead Plaintiff and his counsel Johnson Fistel, LLP as Lead Counsel. Following the Court’s tentative order and before hearing on the matter, Plaintiff Munn agreed to withdraw his competing motion for appointment as Lead Plaintiff and to approve his selection of Co-Lead Counsel. That agreement was subsequently memorialized in a stipulation filed with the Court on November 8, 2018 and formally entered by the Court on November 9, 2018.

On November 30, 2018, Plaintiff Munn filed a request for voluntary dismissal of the Munn Action without prejudice, which the Court granted on December 3, 2018. Although he previously alleged that a litigation demand on the Company’s Board of Directors would have been a futile act, on December 12, 2018, Munn made a written demand on the Board of Directors.

The Palkon Action alleges, inter alia, that during the period between at least April 1, 2016 through the present (the “Relevant Period”), Quantum’s Board and certain of the Company’s senior officers breached their fiduciary duties by causing Quantum to issue materially false and misleading statements concerning the Company’s financial health, business operations, and growth prospects, including misrepresentations concerning the Company’s disclosure controls and procedures, revenue recognition, and internal controls over financial reporting. The Palkon Action asserts claims against the Individual Defendants for breach of fiduciary duty, abuse of control, gross

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NOTICE OF PENDENCY OF PROPOSED SETTLEMENT OF STOCKHOLDER DERIVATIVE ACTION

mismanagement, and unjust enrichment. As a result of the alleged wrongdoing, Plaintiff alleges that Quantum’s stock price traded at artificially inflated prices during the Relevant Period, and that when the truth about the false and misleading statements was revealed to the public on or about February 8, 2018 in a press release, Quantum’s stock price suffered a market decline, causing Quantum to sustain significant damages, including losses to its market capitalization and harm to its reputation and goodwill.

On December 14, 2018, counsel for Plaintiff and Defendants attended a Case Management Conference, at which time they requested the Court to adopt their proposed briefing schedule as it relates to the filing of an amended derivative complaint by Plaintiff and a response thereto by Defendants. The Court adopted the parties’ proposed briefing schedule. No further status conference has been set.

B.	Settlement Efforts

In or about early December 2018, in an effort to preserve the resources of the Settling Parties and the Court, counsel conferred about a potential settlement of the Action. On or about December 13, 2018, Plaintiff’s Counsel submitted a detailed and confidential settlement demand letter to Defendants’ Counsel outlining a proposed framework for settlement, which included, inter alia, detailed proposed corporate governance reforms.

Upon receipt of Plaintiff’s settlement demand, the Settling Parties engaged in good faith, arm’s-length negotiations over the next several months, ultimately culminating in a definitive agreement to settle the Action in late-February 2019 on the terms and subject to the conditions set forth in the Settlement.

III.	TERMS OF THE PROPOSED DERIVATIVE SETTLEMENT

As a result of the filing, prosecution, and settlement of the Action, Plaintiff obtained relief for Quantum by causing Quantum’s Board of Directors to agree to, within a period of one hundred twenty-five (125) calendar days from the Effective Date of the Settlement, adopt and/or maintain for a period of no less than five (5) years from the Effective Date of the Settlement certain material Corporate Governance Reforms. The Corporate Governance Reforms include, inter alia: (i) Board independence reforms, including appointment of a Lead Independent Director, director term limits,

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NOTICE OF PENDENCY OF PROPOSED SETTLEMENT OF STOCKHOLDER DERIVATIVE ACTION

meetings in executive session, stockholder meetings, and Board diversity; (ii) creation and maintenance of a Disclosure and Controls Committee; (iii) Audit Committee reforms; (iv) a Compensation Clawback Policy to address and remedy any future misconduct the Board may determine was caused, in whole or in part, by the Company’s CEO, CFO, or any other officer or director of the Company; (v) adoption and maintenance of a Compliance Officer charged with developing and maintaining compliance procedures; (vi) Director training, continuing education, evaluation and reporting, and annual self-assessments; (vii) Confidential Whistleblower Program; and (viii) Code of Business and Ethics reforms.

The full text of the Corporate Governance Reforms are set forth in Exhibit A to the Stipulation, which may be found at http://_____________.com/

Additionally, the Company and the Board acknowledge that: (A) the adoption, implementation, and maintenance of the Corporate Governance Reforms confer substantial and material benefits upon the Company; and (B) the initiation, prosecution, and resolution of the Action were the sole factors for the implementation of the Corporate Governance Reforms.

The Settlement also provides for the entry of judgment dismissing the Action on the merits with prejudice, and the release of the Released Claims as detailed in the Stipulation.

IV.	REASONS FOR THE SETTLEMENT

The Settling Parties have determined that it is desirable and beneficial that the Action, and all of the disputes related thereto, be fully and finally settled in the manner and upon the terms and conditions set forth in the Stipulation.

A.	Why Did Plaintiff Agree to Settle?

Plaintiff and his counsel believe the claims asserted in the Action have merit. Plaintiff’s entry into this Stipulation and Settlement is not intended to be and shall not be construed as an admission or concession concerning the relative strength or merit of the claims alleged. Nonetheless, Plaintiff and his counsel have concluded it is desirable that the Action be fully and finally settled in the manner and upon the terms and conditions set forth in this Stipulation. In so doing, Plaintiff and his counsel recognize the expense and length of continued proceedings necessary to prosecute the Action against the Individual Defendants through trial and any appeal(s).

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NOTICE OF PENDENCY OF PROPOSED SETTLEMENT OF STOCKHOLDER DERIVATIVE ACTION

Plaintiff and his counsel also have taken into account the uncertain outcome and the risk of any litigation, especially in complex actions such as the Action, as well as the difficulties and delays inherent in such litigation. Plaintiff and his counsel also are mindful of the inherent problems of proof of, and possible defenses to, the claims asserted in the Action. Based on their investigation and evaluation (detailed below), Plaintiff and his counsel have determined that the Settlement set forth in this Stipulation is in the best interests of Quantum and its stockholders.

Plaintiff’s Counsel has conducted an extensive investigation, including, inter alia: (i) reviewing Quantum’s press releases, public statements, U.S. Securities & Exchange Commission (“SEC”) filings, and securities analysts’ reports and advisories about the Company; (ii) reviewing media reports about the Company; (iii) researching the applicable law with respect to the claims alleged in the Palkon Action and the potential defenses thereto; (iv) preparing and filing the Palkon Action; (v) reviewing and analyzing relevant pleadings in related litigation, including but not limited to the related securities fraud class action, Lazan v. Quantum Corporation, et al., (Lead) Case No. 3:18-cv-923 (N.D. Cal.) (the “Related Securities Class Action”), and evaluating the merits of, and Defendants’ liability in connection with, the Related Securities Class Action and the Action; (vi) reviewing the Company’s existing corporate governance policies and preparing an extensive settlement demand detailing proposed corporate governance reforms to strengthen the Company’s governance; (vii) participating in extensive settlement discussions by telephone and by email, with Defendants’ counsel; and (viii) negotiating this Stipulation and all exhibits hereto.

Based on Plaintiff’s Counsel’s thorough review and analysis of the relevant facts, allegations, defenses, and controlling legal principles, Plaintiff and his counsel believe the Settlement set forth in this Stipulation is fair, reasonable, and adequate, and confers substantial benefits upon Quantum and its stockholders. Based upon these reforms as well as Plaintiff’s counsel’s evaluation, Plaintiff has determined that the Settlement is in the best interests of Quantum and its stockholders, and has agreed to settle the Action upon the terms and subject to the conditions set forth herein.

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NOTICE OF PENDENCY OF PROPOSED SETTLEMENT OF STOCKHOLDER DERIVATIVE ACTION

B.	Why Did Defendants Agree to Settle?

The Individual Defendants have denied, and continue to deny, all allegations of wrongdoing or liability asserted in the Action. Without limiting the foregoing, Defendants have denied, and continue to deny, among other things, that the Individual Defendants breached their fiduciary duties or any other duty owed to Quantum or its stockholders, committed or engaged in any violation of law or wrongdoing whatsoever, or that Plaintiff, Quantum, or its stockholders suffered any damage or were harmed as a result of any act, omission, or conduct by the Individual Defendants as alleged in Palkon Action or otherwise. Defendants have further asserted, and continue to assert, that at all relevant times, the Individual Defendants acted in good faith and in a manner that they reasonably believed to be in the best interests of Quantum and its stockholders.

Defendants are entering into this Settlement to eliminate the uncertainty, distraction, disruption, burden, risk, and expense of further litigation. Pursuant to the terms set forth below, this Stipulation (including all of the exhibits hereto) shall in no event be construed as, or deemed to be evidence of, an admission or concession by the Individual Defendants with respect to any claim of fault, liability, wrongdoing, or damage whatsoever.

V.	PLAINTIFF’S COUNSEL’S FEE AND EXPENSE AMOUNT AND PLAINTIFF’S SERVICE AWARD

Plaintiff’s Counsel have not received any payment for their work in connection with the Action, nor have they been reimbursed for out-of-pocket expenses. After negotiating the substantive terms of the Settlement, the parties discussed a fair and reasonable sum to be paid to Plaintiff’s Counsel for attorneys’ fees and expenses to compensate them for their work in the case and the substantial benefits provided by the Settlement to Quantum. In light of the substantial benefits conferred by Plaintiff’s Counsel’s efforts, and that the Settlement, including the agreed upon Fee and Expense Amount (defined herein), is, in all respects, fair, reasonable, and in the best interests of the Company and its stockholders, the Individual Defendants’ insurer(s) agreed to pay $800,000.00 in attorneys’ fees and expenses (the “Fee and Expense Amount”), subject to Court approval.

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NOTICE OF PENDENCY OF PROPOSED SETTLEMENT OF STOCKHOLDER DERIVATIVE ACTION

In addition, Plaintiff’s Counsel may apply to the Court for a service award of up to $2,000 for Plaintiff, only to be paid upon Court approval, in recognition of Plaintiff’s participation and effort in the prosecution of the Action (the “Service Award”). The Service Award, if approved by the Court, shall be paid to Plaintiff out of any Court awarded attorneys’ fees and expenses.

VI.	SETTLEMENT HEARING

Pursuant to an Order of the Court, a hearing will be held on _________________, 2019, at __:__ _.m., before the Honorable Thomas E. Kuhnle, Superior Court of California – Santa Clara County, 191 North First Street, San Jose, California 95113, for the purpose of determining: (A) whether the proposed Settlement, including the requested Fee and Expense Amount and Service Award, should be approved by the Court as fair, reasonable, and adequate; and (B) whether the Action should be dismissed with prejudice. If the Settlement is approved, you will be subject to and bound by the provisions of the Stipulation, the releases contained therein, and by all orders, determinations, and judgments, including the Final Order and Judgment in the Action concerning the Settlement.

Pending final determination of whether the Settlement should be approved, no Current Quantum Stockholder, either directly, representatively, derivatively, or in any other capacity, shall commence or prosecute against any of the Released Persons, any action or proceeding in any court, administrative agency, or other tribunal asserting agency any of the Released Claims.

VII.	RIGHT TO ATTEND THE SETTLEMENT HEARING

You may enter an appearance in this Action, at your own expense, individually or through counsel of your choice. If you do not enter an appearance, your interests as a shareholder of Quantum, will be represented by Plaintiff’s Counsel. If you want to object at the Settlement Hearing, then you must first comply with the procedures for objecting, which are set forth below. The Court has the right to change the hearing date or time without further notice. Thus, if you are planning to attend the Settlement Hearing, you should confirm the date and time with Plaintiff’s Counsel (see below) before going to the Court. If you have no objection to the Settlement, you do not need to appear at the Settlement Hearing or take any other action.

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NOTICE OF PENDENCY OF PROPOSED SETTLEMENT OF STOCKHOLDER DERIVATIVE ACTION

VIII.	THE PROCEDURES FOR OBJECTING TO THE SETTLEMENT

Any Current Quantum Stockholder who wishes to object to the Settlement and/or show cause why it should not be approved, why the Judgment should or should not be entered thereon, or why the Fee and Expense Amount or the Service Award should not be awarded may appear at the Settlement Hearing to object to the settlement without filing or serving any papers and without providing any advance notice. If such person elects to file and serve papers supporting any such objection, such papers should state all reasons for the objection(s) and also: (a) state the case name and number: In re Quantum Corp. Derivative Litigation, Lead Case No. 18CV328139; (b) provide proof of current ownership of Quantum stock as well as documentary evidence of when such stock ownership was acquired; (c) clearly identify any and all evidence that would be presented at the Settlement Hearing in connection with such objection(s); (d) identify any case, by name, court, and docket number, in which the objector or his, her, or its attorney, if any, has objected to a settlement in the last three years; and (e) include a proof of service signed under penalty of perjury.

All written objections and accompanying materials, although not required, should be filed and served at least fourteen (14) calendar days prior to the Settlement Hearing as follows: (A) personally filed with the Clerk of the Court, Superior Court of California – Santa Clara County, 191 North First Street, San Jose, California 95113, and (B) served by first class U.S. Mail on counsel for the Settling Parties at the following addresses:

For Defendants	For Plaintiff
WILSON SONSINI GOODRICH &	JOHNSON FISTEL, LLP
ROSATI, P.C.	Frank J. Johnson
Boris Feldman	655 West Broadway, Suite 1400
650 Page Mill Road	San Diego, CA 92101
Palo Alto, CA 94304

Any Current Quantum Stockholder who does not make his, her, or its objection either by oral objection at the Settlement Hearing as provided above, or by written objection as provided above, or both shall be deemed to have waived such objection and shall forever be foreclosed from making any objection to the fairness, reasonableness or adequacy of the proposed Settlement as set forth in the Stipulation, to the Fee and Expense Amount, and Service Award to Plaintiff.

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NOTICE OF PENDENCY OF PROPOSED SETTLEMENT OF STOCKHOLDER DERIVATIVE ACTION

IX.	HOW TO OBTAIN ADDITIONAL INFORMATION

This Notice summarizes the Stipulation. It is not a complete statement of the events of the Actions or the terms of the Settlement contained in the Stipulation.

You may inspect the Stipulation and other papers in the Actions at the Clerk of the Court, Superior Court of California – Santa Clara County, 191 North First Street, San Jose, California 95113 at any time during regular business hours of each business day. The Clerk’s office will not mail copies to you. In addition, this Notice and the Stipulation can be viewed on the Company’s website at: www.______.com. Both the Notice and Stipulation were also filed as part of a Form 8-K with the SEC. Inquiries regarding the proposed Settlement also may be made to lead counsel for Defendants or Plaintiff above.

PLEASE DO NOT CONTACT THE COURT OR THE CLERK’S OFFICE REGARDING THIS NOTICE.

DATED:
BY ORDER OF THE COURT
SUPERIOR COURT OF THE STATE OF
CALIFORNIA, COUNTY OF SANTA CLARA

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NOTICE OF PENDENCY OF PROPOSED SETTLEMENT OF STOCKHOLDER DERIVATIVE ACTION

JOHNSON FISTEL, LLP

Frank J. Johnson, Esq. (SBN 174882)

FrankJ@johnsonfistel.com

Phong L. Tran, Esq. (SBN 204961)

PhongT@johnsonfistel.com

Chase M. Stern (SBN 290540)

ChaseS@johnsonfistel.com

655 West Broadway, Suite 1400

San Diego, CA 92101

Telephone: (619) 230-0063

Facsimile: (619) 255-1856

Attorneys for Lead Plaintiff Dennis Palkon

SUPERIOR COURT OF THE STATE OF CALIFORNIA

COUNTY OF SANTA CLARA

IN RE QUANTUM CORP. DERIVATIVE	)	Lead Case No. 18CV328139
LITIGATION	)	(Consolidated with No. 18CV328572)
)
	)	Assigned for all Purposes to:
	)	Hon. Thomas E. Kuhnle, Dept. 5
)
This Document Relates To:	)	EXHIBIT D – SUMMARY NOTICE
)
ALL ACTIONS.	)
)
)
)
)
)

SUMMARY NOTICE

San Jose, CA – ___________ ____, 2019 – Quantum Corporation (“Quantum”) today announced the issuance of the following summary notice of pendency and proposed settlement of shareholder derivative action:

TO:

ALL RECORD HOLDERS AND BENEFICIAL OWNERS OF THE COMMON STOCK OF QUANTUM AS OF MARCH ___, 2019 AND WHO CONTINUES TO HOLD THROUGH THE DATE OF THE SETTLEMENT HEARING (DEFINED BELOW), INCLUDING ANY AND ALL OF THEIR RESPECTIVE SUCCESSORS IN INTEREST, PREDECESSORS, REPRESENTATIVES, TRUSTEES, EXECUTORS, ADMINISTRATORS, HEIRS, ASSIGNS OR TRANSFEREES, IMMEDIATE AND REMOTE, AND ANY PERSON OR ENTITY ACTING FOR OR ON BEHALF OF, OR CLAIMING UNDER ANY OF THEM, AND EACH OF THEM.

This Summary Notice announces the proposed settlement (the “Settlement”) of the above-captioned consolidated shareholder derivative action (the “Action”) by Plaintiff Dennis Palkon (“Plaintiff”) on behalf of nominal defendant Quantum now pending in the Superior Court of California – County of Santa Clara (the “Court”) involving certain of Quantum’s current and former officers and directors (the “Individual Defendants”). The existence of the Action and the parties’ agreement in principle to settle them, were previously announced by Quantum in a Current Report on Form 8-K filed with the U.S. Securities and Exchange Commission on _________ ___, 2019.

The Action alleges that the Individual Defendants breached their fiduciary duties and committed other violations of law by causing Quantum to issue materially false and misleading statements concerning the Company’s financial health, business operations, and growth prospects, including misrepresentations concerning the Company’s disclosure controls and procedures, revenue recognition, and internal controls over financial reporting. Quantum and the Individual Defendants deny the Plaintiff’s allegations.

The Settlement consists of the adoption of certain Corporate Governance Reforms, including, inter alia: (i) Board independence reforms, including appointment of a Lead Independent Director, director term limits, meetings in executive session, stockholder meetings, and Board diversity; (ii) creation and maintenance of a Disclosure and Controls Committee; (iii) Audit Committee reforms; (iv) a Compensation Clawback Policy to address and remedy any future misconduct the Board may determine was caused, in whole or in part, by the Company’s CEO, CFO, or any other officer or director of the Company; (v) adoption and maintenance of a Compliance Officer charged with developing and maintaining compliance procedures; (vi) Director training, continuing education, evaluation and reporting, and annual self-assessments; (vii) Confidential Whistleblower Program; and (viii) Code of Business and Ethics reforms.

If you have not already reviewed the full Notice of Pendency of Settlement of Shareholder Derivative Action (the “Notice”) and the Stipulation and Agreement of Settlement (the “Stipulation”), fully executed on March __, 2019 (along with its exhibits), those documents are available on Quantum’s website at http://__________.com and you are encouraged to review them. You may also inspect those documents at the office of the Clerk of the Court, Superior Court of California – Santa Clara County, 191 North First Street, San Jose, California 95113, during regular business hours of each business day. This Summary Notice should be read in conjunction with, and is qualified by reference to, the full Notice and the Stipulation.

If you are a record or beneficial shareholder of Quantum as of March __, 2019 (“Current Quantum Shareholder”), your rights will be affected by the Settlement described above. The Court will hold a hearing on __________ ____, 2019, at __:__ _.m at 191 North First Street, San Jose, California 95113 (the “Hearing”), at which the Court will consider: (i) whether to approve the settlement as fair, reasonable, adequate and in the best interests of Quantum and Current Quantum

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SUMMARY NOTICE

Stockholders; (ii) whether to dismiss the Action and whether the releases set forth in the Stipulation should be made full and final; (iii) whether the Notice and this Summary Notice provided to Current Quantum Stockholders conformed with Court rules and due process; (iv) whether the Court should approve Plaintiff’s counsel’s request for attorneys’ fees and reimbursement of expenses in an aggregate amount of $800,000.00 (the “Fee and Expense Award”); and (v) whether the Court should approve Plaintiff Palkon’s request for a service award in the amount of $2,000.00 (which shall be funded from the Fee and Expense Award to the extent the Settlement is approved in whole or in part by the Court), as well as such other matters as may properly come before the Court (the “Settlement Hearing”).

Any Current Quantum Shareholder who wishes to object to the Settlement, the Order, and Final Judgment proposed to be entered, or the Fee and Expense Award, or who otherwise wishes to be heard may appear at the Settlement Hearing to object to the settlement without filing or serving any papers and without providing any advance notice. If such person elects to file and serve papers supporting any such objection, such papers should state all reasons for the objection(s) and also (a) state the case name and number: In re Quantum Corp. Derivative Litigation, Lead Case No. 18CV328139; (b) provide proof of current ownership of Quantum stock as well as documentary evidence of when such stock ownership was acquired; (c) clearly identify any and all evidence that would be presented at the Settlement Hearing in connection with such objection(s); (d) identify any case, by name, court, and docket number, in which the objector or his, her, or its attorney, if any, has objected to a settlement in the last three years; and (e) include a proof of service signed under penalty of perjury.

All written objections and accompanying materials, although not required, should be filed and served at least fourteen (14) calendar days prior to the Settlement Hearing as follows: (A) personally filed with the Clerk of the Court, Superior Court of California – Santa Clara County, 191 North First Street, San Jose, California 95113, and (B) served by first class U.S. Mail on counsel for the Settling Parties at the following addresses:

For Defendants	For Plaintiff
WILSON SONSINI GOODRICH &	JOHNSON FISTEL, LLP
ROSATI, P.C.	Frank J. Johnson
Boris Feldman	655 West Broadway, Suite 1400
650 Page Mill Road	San Diego, CA 92101
Palo Alto, CA 94304

Unless the Court otherwise directs, anyone who does not make an objection either by oral objection at the Settlement Hearing as provided above, or by written objection as provided above, or both shall be deemed to have waived his, her or its objection and shall forever be barred from making any such objection or otherwise contesting the terms of the Settlement.

Inquiries regarding the proposed Settlement also may be made to lead counsel for Defendants or Plaintiff above.

PLEASE DO NOT CALL OR WRITE THE COURT OR QUANTUM REGARDING THIS SUMMARY NOTICE

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SUMMARY NOTICE

JOHNSON FISTEL, LLP

Frank J. Johnson, Esq. (SBN 174882)

FrankJ@johnsonfistel.com

Phong L. Tran, Esq. (SBN 204961)

PhongT@johnsonfistel.com

Chase M. Stern (SBN 290540)

ChaseS@johnsonfistel.com

655 West Broadway, Suite 1400

San Diego, CA 92101

Telephone: (619) 230-0063

Facsimile: (619) 255-1856

Attorneys for Lead Plaintiff Dennis Palkon

[Additional counsel appear on signature page]

SUPERIOR COURT OF THE STATE OF CALIFORNIA

COUNTY OF SANTA CLARA

IN RE QUANTUM CORP. DERIVATIVE	)	Lead Case No. 18CV328139
LITIGATION	)	(Consolidated with No. 18CV328572)
)
	)	Assigned for all Purposes to:
	)	Hon. Thomas E. Kuhnle, Dept. 5
)
This Document Relates To:	)	EXHIBIT E – [PROPOSED] FINAL
	)	ORDER AND JUDGMENT
ALL ACTIONS.	)
)
)
)
)
)
)

[Proposed] Final Order and Judgment

This matter came before the Court for hearing pursuant to the Order of this Court dated __________, 2019 (“Preliminary Approval Order”), on the application of the parties for approval of the settlement set forth in the Stipulation of Settlement dated as of March __, 2019 (the “Stipulation”). Due and adequate notice having been given as required in the Preliminary Approval Order, and the Court having considered all papers filed and proceedings had herein and otherwise being fully informed in the premises and good cause appearing therefore,

IT IS HEREBY ORDERED, ADJUDGED, AND DECREED that:

1. This Final Order and Judgment incorporates by reference the definitions in the Stipulation, and all terms used herein shall have the same meanings as set forth in the Stipulation, unless otherwise set forth herein.

2. This Court has jurisdiction over the subject matter of the Action and over all parties thereto, including Plaintiff, Current Quantum Stockholders, and Defendants.

3. The Court hereby approves the Settlement set forth in the Stipulation as fair, reasonable, and adequate to the Settling Parties in all respects, and directs that the Settlement be consummated in accordance with the terms and conditions set forth in the Stipulation.

4. The Court hereby dismisses with prejudice the Action and all Released Claims. Except as otherwise provided in the Stipulation, the Settling Parties shall bear their own costs.

5. Upon the Effective Date, Plaintiff (individually and derivatively on behalf of Quantum) and Quantum shall have, and Current Quantum Stockholders by operation of this Final Order and Judgment shall be deemed to have, fully, finally, and forever waived, released, relinquished, discharged, and dismissed (a) the Released Claims against the Released Persons and their Related Persons; and (b) any and all claims (including Unknown Claims) against the Released Persons and their Related Persons arising out of, relating to, or in connection with, the defense, settlement, and resolution of the Action.

6. Upon the Effective Date, Plaintiff (individually and derivatively on behalf of Quantum) and Quantum shall have, and Current Quantum Stockholders by operation of this Final Order and Judgment shall be deemed to have, covenanted not to sue the Released Persons or their

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[Proposed] Final Order and Judgment

Related Persons with respect to the Released Claims, and shall be forever barred and enjoined from commencing, instituting, prosecuting, or continuing to prosecute any action or other proceeding in any court of law or equity, arbitration tribunal, or administrative forum, asserting the Released Claims against any of the Released Persons or their Related Persons.

7. Upon the Effective Date, each of the Defendants shall be deemed to have fully, finally, and forever released, relinquished, and discharged Plaintiff and Plaintiff’s Counsel from all claims (whether known or unknown, including Unknown Claims), arising out of, relating to, or in connection with the institution, prosecution, assertion, settlement, or resolution of the Action or the Released Claims, and shall be forever barred and enjoined from asserting any such claims against Plaintiff and Plaintiff’s Counsel. Nothing herein shall in any way impair or restrict the rights of any Settling Party to enforce the terms of the Stipulation.

8. The Court finds that the notice given to Current Quantum Stockholders of the Settlement, the Stipulation, and the Settlement Hearing was the best notice practicable under the circumstances, and that said notice fully satisfied the requirements of due process and applicable law.

9. The Court hereby approves the Fee and Expense Amount in accordance with the terms of the Stipulation, finds that such fee award is fair and reasonable, and directs said amounts to be paid to Plaintiff’s Counsel as provided in the Stipulation.

10. The Court hereby approves the Service Award of $2,000 for Plaintiff to be paid from the Fee and Expense Amount in recognition of Plaintiff’s participation and effort in the prosecution of the Action.

11. Neither the Stipulation nor the Settlement contained therein, nor any act performed or document executed pursuant to or in furtherance of the Stipulation or the Settlement: (a) is or may be deemed to be or may be used as an admission of, or evidence of, the validity of any Released Claim, or of any wrongdoing or liability of Defendants or their respective Related Parties, (b) is or may be deemed to be or may be used as an admission of, or evidence of, any liability, fault, or omission of any of Defendants or their respective Related Parties in any civil, criminal, or

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[Proposed] Final Order and Judgment

administrative proceeding in any court, administrative agency, or other tribunal, or (c) is or may be deemed to be or may be used as an admission or evidence that any claims asserted by Plaintiff were not valid or that the amount recoverable was not greater than the settlement amount, in any civil, criminal, or administrative proceeding in any court, administrative agency, or other tribunal. Neither the Stipulation nor the Settlement, nor any act performed or document executed pursuant to or in furtherance of the Stipulation or the Settlement shall be admissible in any proceeding for any purpose, except that the Released Persons may file the Stipulation and/or the Final Order and/or Judgment from the Action in any other action that may be brought against them in order to support a defense or counterclaim based on principles of res judicata, collateral estoppel, release, good faith settlement, judgment bar or reduction, or any other theory of claim preclusion or issue preclusion or similar defense or counterclaim.

12. Without affecting the finality of this Final Order in any way, this Court hereby retains continuing jurisdiction over the Action and the parties to the Stipulation to enter any further orders as may be necessary to effectuate the Stipulation, the Settlement provided for therein, and the provisions of this Final Order and Judgment.

13. The Court finds that during the course of the Action, the Settling Parties and their respective counsel at all times complied with the requirements of California Code of Civil Procedure section 128.7 and all other similar laws relating to the institution, prosecution, defense, or settlement of the Action.

14. Judgment shall be, and hereby is, entered dismissing the Action with prejudice and on the merits. The Court finds that this Final Order and Judgment is a final, appealable judgment and should be entered in accordance with applicable law.

IT IS SO ORDERED.

DATED:

JUDGE THOMAS E. KUHNLE

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[Proposed] Final Order and Judgment